UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Global Market
8.625% Senior Notes due 2026	HROWL	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On October 4, 2022, ImprimisRx, LLC, ImprimisRx NJ, LLC and Imprimis NJOF, LLC, each wholly-owned subsidiaries of Harrow Health, Inc. (collectively, the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Innovation Compounding Pharmacy, LLC (the “Buyer”), the closing of the Agreement was made effective on September 30, 2022. Under the terms of the Agreement, the Company agreed to sell substantially all its assets associated with its non-ophthalmology related compounding business, including but not limited to, certain intellectual property rights, customer lists, databases, and formulations (the “Assets”). The Buyer agreed to make offers of employment to six of the Company’s employees that were responsible for the sales activities associated with the Assets. In connection with the Agreement, the Company entered into a separate transition services agreement with the Buyer related to providing on going services, such as procuring and dispensing prescription orders associated with Assets. The Company expects to provide transition services to the Buyer for up to six months following the effective date of the Agreement.

Under the terms of the Agreement, the Buyer paid to the Company an aggregate cash amount of $6,000,000 on October 5, 2022. In addition, the Buyer is obligated to pay up to $4,500,000 to the Company based on mutually agreed upon revenue milestones during the calendar year 2023.

The foregoing is a summary description of certain terms of the Agreement, is not complete and is qualified in its entirety by reference to the text of the Agreement, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

The Company issued a press release announcing the Agreement on October 5, 2022, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Item	Description

99.1	Harrow Press Release dated October 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: October 5, 2022	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer